EXHIBIT 99.03
2006 Second Quarter Earnings January 26, 2006 Jeff Henderson Chief Financial Officer Financial Review

Forward-Looking and Adjusted Information Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these risks and uncertainties are described in Cardinal Health's filings with the Securities and Exchange Commission, and include those listed at the end of today's press release. Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, statements in this presentation include adjusted financial measures governed by Regulation G. A reconciliation of these measures is included at the end of this presentation and has been posted on the investor relations page at www.cardinalhealth.com.

Today's Agenda FY 2006 Q2 Results - consolidated FY 2006 Q2 Results - segments FY 2006 2nd Half Focus Items Financial Targets and Goals Other Items

$ M % change Revenue $19,919 7% Operating earnings* $ 505 18% Net earnings* $ 321 15% Diluted EPS* $ 0.74 16% Non-recurring charges $ 0.01 Equity compensation $ 0.08 Operating cash flow $ 661 Return on equity** 16.2% Q2 FY 2006 Recap * Before special items and discontinued operations ** Before special items, discontinued operations and equity compensation Q2'06 vs. Q2'05

Operating Earnings and EPS


Operating Earnings
EPS
Q2 FY '06
Q2 FY '05
Q2 FY '06
Q2 FY '05
$56M
$2M
$21M
$484M
$3M
$65M
$103M
$326M
Equity Comp
Non-recurring and Other
Special Items
GAAP
$0.08
$0.01
$0.04
$0.70
$0.00
$0.10
$0.16
$0.48

Cardinal Health Business Analysis Pharmaceutical Distribution and Provider Services Q2 FY '06 Q2 FY '05 $ M $ M % change Revenues $ 16,202 $ 15,059 8% Operating earnings $ 240 $ 207 16% Non-recurring and other items $ (3) Highlights: Strong customer demand Efficient inventory management and expense control Distribution service agreements: non-contingent fee income $3.5 million non-recurring and other item credit related to the $31.8 million vendor credit charge from prior periods recorded in Q1 FY'06

Cardinal Health Business Analysis Medical Products and Services Q2 FY '06 Q2 FY '05 $ M $ M % change Revenues $ 2,595 $ 2,427 7% Operating earnings $ 153 $ 154 (1%) Highlights: Solid execution of sourcing strategy - yielding good results Manufacturing network reconfiguration improving cost structure Focus on expense control to offset margin pressure Good demand for both manufactured and distributed medical products Continued strong International growth - revenue and earnings Increased corporate allocation impacted segment earnings growth

Cardinal Health Business Analysis Pharmaceutical Technologies and Services Q2 FY '06 Q2 FY '05 $ M $ M % change Revenues $ 760 $ 752 1% Operating earnings $ 79 $ 83 (5%) Highlights: Continued progress on previously identified issues Strong earnings from oral technologies Improvement in Sterile operating performance Completed planned upgrade at Albuquerque Increased corporate allocation impacted segment earnings growth Earnings include a $14 million lump-sum payment from an ongoing customer for commitments through the current period and for the cancellation of a future commitment

Cardinal Health Business Analysis

Clinical Technologies and Services

	Q2 FY '06 $ M	Q2 FY '05 $ M	% change
Revenues	$ 603	$ 547	10%
Operating earnings	$ 94	$ 70	34%
Non-recurring and other items		$ 3	

Highlights:

- Strong demand for both Pyxis and Alaris products – strong committed contract volume
- New customer contract wins drive Pyxis and Alaris revenue
- New product introductions during the quarter by both Pyxis and Alaris
- Operational improvements at Pyxis and integration between Alaris and Pyxis paying dividends
- Impact of $3.4 million non-recurring and other items representing Alaris inventory adjustment during Q2 FY '05

CardinalHealth

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FY 2006 - 2nd Half Focus Items Improving fundamentals will drive margin enhancement Focus on increasing ROIC / ROE Good balance sheet management Disciplined capital deployment Building capabilities

FY 2006 - 2nd Half Metrics

Financial Targets & Goals

Financial Targets & Goals

Other Items Segment reporting change

Q&A